EXHIBIT 99.1
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Annual Shareholders’ Meeting
.lime 19,2008
Presented By: Tom Hawker
President & CEO of Capital Corp of the West
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In addition to historical information, this presentation includes certain forward looking statements regarding events and trends which may affect the Company’s future results. Such statements are subject to risks and uncertainties that could cause the Company’s actual results to differ materially. These risks and uncertainties include those related to the economic environment, particularly the region where the Company operates, local weather conditions, competitive products and pricing, general interest rate changes and the fiscal and monetary policies of the US government, credit risk management, regulatory actions and other risks and uncertainties discussed from time to time in the
Company’s public securities filing.
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HE 181119
WE ARE CLEARLY DISAPPOINTED IN OUR PERFORMANCE. SO, WHAT CAUSED THE 2007 Q4 SIGNIFICANT WRITE-DOWN?
*> major impact: significant divestiture by one builder in merced county of developed lots in december 2007
O NO ADDITIONAL SALES SINCE DECEMBER TO MITIGATE VALUATION
*> lesser impact decline in SFR real estate values in all central valley counties. (up to 80%+ declines!) <• brought about by over-building; •:* sub-prime loans, •I* speculation and, *:* heavy foreclosures: merced county at epicenter
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HE 181119
*:* following an outside loan review ordered by
management, initial loss provision prepared and utilized in originally filed call report.
*:* in january ‘08 the we begun receiving appraisals with numbers based on merced december land sales. *> resulted in complete review and revision of original year end numbers •:* process was assisted by outside parties to make effort to get best
EVALUATION POSSIBLE.
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why did it take so much time to get out revised numbers?
*:* need to evaluate impact on real estate related portfolio resulted in bringing in recognized outside loan review specialists to assist and provide recommendations
*:• resulted in review of close to 70% of loan portfolio with additional loan reviews in q2
*> resulting reserves believed, subject to future risk factors as described in the annual report (1 0-k), to be representative of portfolio risk known at the time of issuance of financial statements
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*:* future growth built on strong deposit market share and acquisitions:
* bay view funding * * california stockmen’s bank *
<* economic environment is not expected to improve quickly
* real estate impact on local/regional economies
<* WITH SLOWER GROWTH, EMPHASIS MUST BE ON LOAN LOSS MITIGATION, EXPENSE CONTROL AND FEE GENERATION.
•llAH&f: 6

Value Creation

Value creation proposition driven by:

- Low cost deposit franchise

- Lending activities supported by a presence in:
  - San Francisco/San Jose
  - Sacramento/Stockton
  - Modesto/Merced/Fresno/Visalia

- Diversified by both geography and product
  - Branch network: Bay Area and Valley
  - Full suite of lending products along with fee income products
  - Addition of asset based lending and factoring can help reduce already low focus on construction lending

NASDAQ TICKER SYMBOL - CCOW

7

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what is the plan to insure adequate capital?
*> clearly indentifyand reserve for problem loans
*:* aggressive management of problem loans
*> attaining and maintaining a level beyond “well capitalized”
* hired KBW to assist us in evaluating our alternatives *:* building a “capital plan” * * sourcing additional capital * <* add further strength to balance sheet for future economic challenges
*> while board and management are currently engaged in this process it is not appropriate to discuss further
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*> expense control is critical
* no further de novo branching is currently contemplated
* maintain focus of incentives on low cost deposits *:* improve capital ratios
* pursue additional non-interest income
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Retail Branches

40 RETAIL BRANCHES
Serving 13 Counties



SACRAMENTO
STOCKTON
SAN FRANCISCO
RIVERBANK
SONORA
MODESTO (2)
SAN JOSE
CERES
TURLOCK (2)
DELHI
HILMAR
ATWATER
MARIPOSA
NEWMAN
MERCED (3)
LIVINGSTON
LOS BANOS
DOS PALOS
MADERA
MENDOTA
CLOVIS (2)
FRESNO (6)
CARUTHERS
LEMOORE
VISALIA
COALINGA
HANFORD
FARMERSVILLE
TULARE
99
5
58
40
10
NEEDLES
SAN BERNARDINO
LOCATIONS
NEW LOCATIONS
SACRAMENTO
SAN JOAQUIN
TUOLUMNE
STANISLAUS
MARIPOSA
SANTA CLARA
MERCED
MADERA
FRESNO
KINGS
TULARE
SAN BERNARDINO

NASDAQ TICKER SYMBOL - CCOW 10

Corporate Banking Centers

8 CORPORATE BANKING CENTERS
Serving 10 Counties



99
SACRAMENTO
STOCKTON
SAN FRANCISCO
MODESTO
SAN JOSE
MERCED
FRESNO
VISALIA
99
LOCATIONS
NEW LOCATIONS



NASDAQ TICKER SYMBOL - CCOW

11

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·County Bank has the highest market share in Merced County with close to 42% of all deposit dollars.
·As of June 30, 2007, County Bank ranks #5 of 41 institutions in six county markets with 7.29% market share.
County 6/2006 6/2007 Fresno 1.57% 2.02% Madera 4.16% 3.56% Mariposa 46.06% 44.17% Merced 43.46% 41.47% Stanislaus 4.75% 4.86% Tuolumne 3.71% 3.98% TOTAL 7.50% 7.29% —
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Market Share Progression

Cumulative Market Share in Major 6 Counties*
(excludes California Stockman's offices)



5.09%
5.55%
6.13%
6.46%
6.50%
7.50%
7.29%
2001
2002
2003
2004
2005
2006
2007

NASDAQ TICKER SYMBOL - CCOW

13

I^^^^TO^^^^^^^^^J
Assets $2,109 Million +7.60% $2,076 Million +10.00% Loans $1,495 Million +22.04% $1,482 Million +21.16% Deposits $1,675 Million +3.71% $1,631 Million +5.07% Earnings -$3.616 Million NM* $1.490 Million -39.16% Shares Outstanding 10.79 Million +0.87% 10.81 Million +0.42% Book value $13.06 -1.88% $13.12 -1.83%
*Not Meaningful
14

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Number of Branches by Year
* 10 new branches ironi the Slockmeirs acquisition
15

·^^^^s
2002 2003 2004 2005 2006 2007 200S
16

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J^^^^^^^^^~~ ^^^^^^^^^~ ^^^^^^^^^~ ^^^^^^^^^~ ^^^^^^^^^~ ^^^^^^^^^~
0% -p- 1 1 1 1 —i 1 r
2002 2003 2004 2005 2006 2007 2008 Ql
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^^^^1
1,600,000 -f _^^ 2002 2003 2004 2005 2006 2007 2008
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Loan Performance



Loans (In Millions)
$532
$634
$764
$885
$1,069
$1,495
$1,502
2002
2003
2004
2005
2006
2007
2008 Q1



Net Charge-Offs
0.57%
0.31%
0.19%
0.25%
0.09%
0.75%
0.25%
0.24%
0.26%
0.18%
0.16%
0.14%
0.24%
0.28%
2002
2003
2004
2005
2006
2007
2008 Q1
County Bank
Uniform Bank Performance Report Peers $1-3B Banks as Established by the FDIC

NASDAQ TICKER SYMBOL - CCOW
19

Loan Performance


Non-Performing Loans (% of Total Loans)
0.91%
0.38%
0.52%
0.50%
0.18%
3.63%
5.39%
2002
2003
2004
2005
2006
2007
2008 Q1

NASDAQ TICKER SYMBOL - CCOW

20

Net Interest Margin

Net Interest Margin



4.58%
4.53%
4.49%
4.69%
4.51%
4.19%
4.29%
2002
2003
2004
2005
2006
2007
2008 Q1

Cost of Interest Bearing Deposits



2.15%
1.24%
1.06%
1.45%
2.55%
3.05%
2.42%
2002
2003
2004
2005
2006
2007
2008 Q1

NASDAQ TICKER SYMBOL - CCOW

21

12%
10% — ^^
2001 2002 2003 2004 2005 2006 2007 2008 Q1
*Prime rate staled using the end of period rate, while loan yields are derived by using YTD average yield
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Non-Interest Income



Non-Interest Income (In Thousands)
14,000
12,000
10,000
8,000
6,000
4,000
2,000
-
2002
2003
2004
2005
2006
2007
Other Non-Int Inc
Inc. BOLI CSV
Service Charges

2008 Q1:	Service Charges	$2,240
	BOLI CSV Increase	733
	Other Non-Interest Inc	1,615
	Total Non-Int Income	$4,588

NASDAQ TICKER SYMBOL - CCOW

23

Non-Interest Expense (In Thousands)
2002 2003 2004 2005 2006 2007
2UU8 Ql: ba la ry/Benefits$10,187
Occupancy/PFE3,592
Professional Fees1.57S
Marketing/Do nd I ions838
Other Non-lntExpa,5Ej9
ilTBtftffrffri} Total l\on-lnt Exp $13,7Ej4 —
24

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2002 2003 2004 2005 2006 2007
2008 Q1: 79.91%
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Earnings

Net Income (In Thousands)



10,428
13,640
12,323
20,805
22,648
(3,616)
2002
2003
2004
2005
2006
2007

ROE



14.94%
16.43%
16.20%
18.54%
16.85%
-2.36%
2002
2003
2004
2005
2006
2007

NASDAQ TICKER SYMBOL - CCOW

26

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EPS (Diluted)
1.02 ............ L30 .. 1.46 ....... if2 2-°T7^ 2002 2003 2004 2005 2006 2007
EPS Growth
27.50%27.45% ^ ^% _, ^ —— —— —— -— —— —— —
2002 2003 2004 2005 2006 “^^-2qp7 “Not Meaningful ^^^^^^^^^^^^^^^^^^^^1 27

m ^ib^h IS^Hl^l B J^nKS
*> it has been an honor and privilege to be steward over ccow/county bank over the last 17 years
*> WE HAVE BEEN BLESSED AS WE’VE CREATED THE PREMIER VALLEY BASED FINANCIAL INSTITUTION
<* MY ONLY REGRET IS TO BE LEAVING WITH SO MUCH LEFT TO BE ACCOMPLISHED
*> I WISH THE BOARD, MANAGEMENT AND ALL OUR TEAM MEMBERS GOD’S RICHEST BLESSINGS AS THEY MOVE THE COMPANY FORWARD

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